Summary
Prospectus

February 29, 2012

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated February 29, 2012 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

National Municipal Bond Fund

Class A  ......  VNMAX

Class  Y  ......  VNMYX

VictoryFunds.com
800-539-FUND

(800-539-3863)

National Municipal Bond Fund
Summary

Investment Objective

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your investment professional and in Investing with Victory on page 22 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.51%	0.55%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.08%	1.12%
Fee Waiver/Expense Reimbursement	(0.09)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement[3]	0.99%	0.74%

1Due to the planned liquidation of the Victory Money Market Funds, expenses of the Fund presented in this table have been adjusted to reflect certain expenses of the Trust that will no longer be borne by the Money Market Funds going forward. As a result, the expenses described in this table may vary from similar information presented in the Financial Highlights section of this Prospectus, which reflects historical information.

2Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund and are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Annual Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

3The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) of Class A and Class Y shares do not exceed 0.97% and 0.72% until at least February 28, 2013 and February 28, 2017, respectively.

National Municipal Bond Fund (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$299	$528	$775	$1,483
Class Y	$76	$237	$411	$1,171

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 133% of the average value of its portfolio.

National Municipal Bond Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

■  Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

■  Zero coupon, tax, revenue, and bond anticipation notes; and

■  Tax-exempt commercial paper.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of various states or municipalities, the interest on which is exempt from federal income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  Economic or political events take place in a state which make the market value of that state's obligations decline;

■  The market values of the securities acquired by the Fund decline;

■  The portfolio manager does not execute the Fund's principal investment strategies effectively;

■  Interest rates rise;

■  An issuer's credit quality is downgraded or an issuer defaults on its securities;

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities;

■  The rate of inflation increases;

■  The average life of a mortgage-related security is shortened or lengthened; or

■  Returns are reduced as a result of actively trading the Fund's portfolio.

The Fund primarily invests in municipal securities from several states, rather than from a single state. The Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

National Municipal Bond Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays Capital U.S. 7-Year Municipal Bond Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class Y shares as the share class is new as of the date of this Prospectus.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  5.85% (quarter ended September 30, 2009)

Lowest  -3.95% (quarter ended December 31, 2010)

National Municipal Bond Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2011)	1 Year	5 Years	10 Years
CLASS A
Before Taxes	7.22%	4.71%	4.68%
After Taxes on Distributions	6.77%	4.42%	4.39%
After Taxes on Distributions and Sale of Fund Shares	5.67%	4.32%	4.29%
INDEX
Barclays Capital U.S. 7-Year Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	10.14%	6.38%	5.63%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Paul A. Toft is the Chief Investment Officer (Municipal Investments) of the Adviser, and is the Lead Portfolio Manager of the Fund. He has been a Portfolio Manager of the Fund since 1994.

Patrick D. Grady is a Senior Portfolio Manager with the Adviser. He has been a Portfolio Manager of the Fund since 2011.

National Municipal Bond Fund (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's dividend distributions are intended to be exempt from federal income tax, but may be subject to state and local taxes. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. Distributions of capital gains realized on the distribution of the Fund's investments will generally be subject to federal, state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-NMBF-SUMPRO (3/12)